Equinox IPM Systematic Macro Fund
CONSOLIDATED PORTFOLIO OF INVESTMENTS
March 31, 2019 (Unaudited)

U.S. TREASURY NOTES - 82.2%
Principal	Coupon Rate	Maturity Date	Value
$ 54,000,000 (a)	1.625%	07/31/2019	$53,844,961
57,500,000 (a)	1.500%	10/31/2019	57,185,547
59,000,000 (a)	1.250%	01/31/2020	58,430,742
46,500,000	1.500%	04/15/2020	46,075,869
57,500,000 (a)	2.000%	07/31/2020	57,228,223
21,500,000	1.625%	11/30/2020	21,253,506
7,500,000	2.250%	02/15/2021	7,492,822
	Total U.S. Treasury Notes
	(Cost $300,996,966)		301,511,670

SHORT-TERM INVESTMENTS - 1.7%
Number of Shares	Description		Value
6,333,618	U.S. Bank Money Market Deposit Account		6,333,618
	Total Short-Term Investments
	(Cost $6,333,618)		6,333,618

	Total Investments - 83.9%
	(Cost $307,330,584) (b)		307,845,288

	Other Assets in Excess of Liabilities - 16.1%		58,979,800

	TOTAL NET ASSETS - 100.0%		$366,825,088

(a) A portion of this security is held in a wholly-owned and controlled subisdiary organized as a Delaware Limited Liability Company and consolidated for financial reporting purposes.
(b) Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is $307,330,584 and differs from market value by net unrealized appreciation of securities as follows:

		Unrealized Appreciation:	$542,460
		Unrealized Depreciation:	(27,756)
		Net Unrealized Appreciation:	$514,704

FUTURES CONTRACTS
Number of Contracts	Description	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciaion)
Short Futures Contracts
2,228	Australian 10-Year Treasury Bond Future	Jun-19	$219,195,492	$(4,234,079)
471	Brazilian Real Future	May-19	12,012,855	(78,764)
1,616	Canadian 10-Year Government Bond Future	Jun-19	168,136,072	(3,419,751)
1,129	Canadian Dollar Future	Jun-19	84,708,870	(9,671)
131	Czech Koruna Future	Jun-19	13,076,147	(163,402)
156	FTSE 100 Index Future	Jun-19	14,652,557	(261,350)
94	Hang Seng Index Future	Apr-19	17,409,270	(305,207)
34	Hungarian Forint Future	Jun-19	3,383,377	(85,971)
13	Japanese 10-Year Government Bond Future	Jun-19	17,979,248	(34,618)
1,325	New Zealand Dollar Future	Jun-19	90,351,750	437,010
50	S&P 500 Index Future	Jun-19	35,472,500	(1,073,125)
247	S&P/Toronto Stock Exchange 60 Index Future	Jun-19	35,380,507	(251,410)
227	South Korean Won Future	Apr-19	4,999,675	13,620
2	SPI 200 Index Future	Jun-19	219,086	(1,378)
301	Swedish Krona Future	Jun-19	65,154,460	(127,896)
466	Swiss Franc Future	Jun-19	58,914,050	(444,545)
4	Tokyo Price Index Future	Jun-19	574,574	1,672
				(10,038,865)

Equinox IPM Systematic Macro Fund
CONSOLIDATED PORTFOLIO OF INVESTMENTS
March 31, 2019 (Unaudited) (Continued)

Number of Contracts	Description	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciaion)
Long Futures Contracts
70	Amsterdam Exchanges Index Future	Apr-19	8,605,165	205,926
1,555	Australian Dollar Future	Jun-19	110,544,950	509,507
545	British Pound Future	Jun-19	44,472,000	(502,406)
37	CAC 40 10 Euro Future	Apr-19	2,217,609	30,679
21	Euro FX Future	Jun-19	2,963,231	(4,806)
1,190	Euro-Bund Future	Jun-19	222,045,409	4,711,026
309	FTSE/MIB Index Future	Jun-19	35,946,475	563,175
85	German Stock Index Future	Jun-19	27,495,134	(70,848)
194	IBEX 35 Index Future	Apr-19	19,995,845	132,922
68	Indian Rupee Future	Apr-19	1,956,360	(10,502)
840	Japanese Yen Future	Jun-19	95,324,250	324,481
68	Long Gilt Future	Jun-19	11,457,918	237,770
916	Mexican Peso Future	Jun-19	23,289,300	(62,141)
220	Norwegian Krone Future	Jun-19	51,194,000	(85,800)
2,108	OMXS30 Index Future	Apr-19	35,058,512	99,132
76	Polish Zloty Future	Jun-19	9,920,280	(98,540)
421	Russian Ruble Future	Jun-19	15,845,388	15,788
3	Singapore Dollar Future	Apr-19	74,970	(17)
18	South African Rand Future	Jun-19	1,817,933	10,292
23	Swiss Market Index Future	Jun-19	2,148,130	11,321
210	U.S. 10-Year Treasury Note Future	Jun-19	26,085,938	371,133
				6,388,092

		Net Unrealized Depreciation on Futures Contracts		$(3,650,773)

Consolidation of Subsidiary – The Consolidated Portfolio of Investments of the Equinox IPM Systematic Macro Fund (the “Fund”) includes the holdings of Equinox IPM Systematic Macro LLC (the “Subsidiary”). The Subsidiary is a wholly-owned and controlled Delaware Limited Liability Company.

The Fund may invest up to 25% of its total assets in the Subsidiary. The Fund’s policy is to consolidate entities when it is the sole or principal owner of such entity. All inter-fund balances and transactions have been eliminated in consolidation. The net assets of the Subsidiary as of March 31, 2019, were $39,371,299 which represented 10.73% of the Fund’s net assets.

Security Valuation – Securities, including exchange traded funds, listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price (“NOCP”). In the absence of a sale, such securities shall be valued at the mean between the current bid and ask prices on the primary exchange on the day of valuation. Debt securities (other than short-term obligations) are valued each day by an independent pricing service approved by the Board of Trustees (the “Board”) of the Equinox Funds Trust using methods which include current market quotations from a major market maker in the securities and based on methods which include the consideration of yields or prices of securities of comparable quality, coupon, maturity and type. Short-term debt obligations having 60 days or less remaining until maturity, at time of purchase, may be valued at amortized cost. Investments in open-end investment companies are valued at net asset value. Investments in swap contracts are reported at fair value based on daily price reporting from the swap counterparty. Futures are valued at the final settled price or, in the absence of a settled price, at the last sale price on the day of valuation.

The Fund may hold securities, such as private investments, interests in commodity pools, other non-traded securities or temporarily illiquid securities, for which market quotations are not readily available or are determined to be unreliable. These securities will be valued using the “fair value” procedures approved by the Board. The Board has delegated execution of these procedures to a fair value team composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) Adviser. The team may also enlist third party consultants such as a valuation specialist at a public accounting firm, valuation consultant or financial officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value. The Board reviews and ratifies the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results.

Fair Valuation Process – As noted above, the fair value team is composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) Adviser. The applicable investments are valued collectively via inputs from each of these groups. For example, fair value determinations are required for the following securities: (i) securities for which market quotations are insufficient or not readily available on a particular business day (including securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source), (ii) securities for which, in the judgment of the Adviser, the prices or values available do not represent the fair value of the instrument. Factors which may cause the Adviser to make such a judgment include, but are not limited to, the following: only a bid price or an asked price is available; the spread between bid and asked prices is substantial; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets, such as the suspension or limitation of trading; (iii) securities determined to be illiquid; (iv) securities with respect to which an event that will affect the value thereof has occurred (a “significant event”) since the closing prices were established on the principal exchange on which they are traded, but prior to a Fund’s calculation of its net asset value. Specifically, interests in commodity pools or managed futures pools are valued on a daily basis by reference to the closing market prices of each futures contract or other asset held by a pool, as adjusted for pool expenses. Restricted or illiquid securities, such as private investments or non-traded securities are valued via inputs from the Adviser based upon the current bid for the security from two or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security (who should take into consideration all relevant factors as may be appropriate under the circumstances). If the Adviser is unable to obtain a current bid from such independent dealers or other independent parties, the fair value team shall determine the fair value of such security using the following factors: (i) the type of security; (ii) the cost at date of purchase; (iii) the size and nature of the Fund's holdings; (iv) the discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (v) information as to any transactions or offers with respect to the security; (vi) the nature and duration of restrictions on disposition of the security and the existence of any registration rights; (vii) how the yield of the security compares to similar securities of companies of similar or equal creditworthiness; (viii) the level of recent trades of similar or comparable securities; (ix) the liquidity characteristics of the security; (x) current market conditions; and (xi) the market value of any securities into which the security is convertible or exchangeable.

The Fund utilizes various methods to measure the fair value of all of its investments on a recurring basis. U.S. generally accepted accounting principles establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, repayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following tables summarize the inputs used as of March 31, 2019 for the Fund’s assets and liabilities measured at fair value:

Assets	Level 1	Level 2	Level 3	Total
U.S. Treasury Notes	$-	$301,511,670	$-	$301,511,670
Short Term Investments	6,333,618	-	-	6,333,618
Total	$6,333,618	$301,511,670	$-	$307,845,288

Liabilities	Level 1	Level 2	Level 3	Total
Futures Contracts*	$3,650,773	$-	$-	$3,650,773
Total	$3,650,773	$-	$-	$3,650,773

* Represents net unrealized depreciation of future contracts.

There were no transfers between levels during the period. It is the Fund’s policy to record transfers between levels at the end of the reporting period. The Fund did not hold any Level 3 securities during the period.